UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  APRIL 3, 1997


                               ANGEION CORPORATION
             (Exact name of registrant as specified in its charter)


        Minnesota                     0-17019                   41-1579150
 (State of incorporation)          (Commission              (I.R.S. Employer
                                    File Number)           Identification No.)



          3650 Annapolis Lane, Suite 170, Minneapolis, Minnesota 55447
              (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 612/550-9388


Item 5.  Other Events.

         Filed herewith as Exhibit 99.1 and incorporated herein by reference is a press release dated April 3, 1997 reporting that Angeion Corporation (the "Company") has signed a cross licensing agreement with St. Jude Medical, Inc. ("St. Jude") that will become effective upon the closing of St. Jude's pending merger with Ventritex, Inc.

Item 7.  Financial Statements and Exhibits.

                  c.       Exhibits

                           99.1     Press Release, dated April 3, 1997


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ANGEION CORPORATION


                               /s/ David L. Christofferson
                               David L. Christofferson
                               Vice President and Chief Financial Officer

Dated:  April 3, 1997


                                INDEX TO EXHIBITS

Exhibit No.   Item                                Method of Filing
-----------   ----                                ----------------
99.1          Press Release, dated April 3, 1997  Filed herewith electronically.